UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 7, 2010
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 7, 2010, Vitacost.com, Inc. (the “Company”) issued a press release updating that as of June 2, 2010 there were 27,756,660 shares of the Company’s common stock outstanding and eligible to participate in the Company's pending revocation of consent solicitation and Great Hill Investors, LLC, Great Hill Equity Partners III, L.P., and Great Hill Equity Partners IV, L.P.’s consent solicitation, respectively.

The press release, the complete text of which is incorporated in this Item 8.01 by reference, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release, issued by Vitacost.com, Inc. dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2010
VITACOST.COM, INC.

	By:	/s/ Richard P. Smith
	Name:	Richard P. Smith
	Title:	Chief Financial Officer